Exhibit 10.1

SARATOGA INVESTMENT CORP.

(a Maryland corporation)

AMENDMENT NO. 5 TO

EQUITY DISTRIBUTION AGREEMENT

March 13, 2026

Lucid Capital Markets, LLC

570 Lexington Ave, 40th Fl

New York, NY 10022

Ladenburg Thalmann & Co. Inc.

640 Fifth Avenue, 4th Floor

New York, NY 10019

Compass Point Research & Trading, LLC

1055 Thomas Jefferson Street NW, Suite 303, Washington, DC 20007

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Ladies and Gentlemen:

This Amendment No. 5, dated March 13, 2026 (the “Amendment”), is to the Equity Distribution Agreement, dated July 30, 2021 (the “Equity Distribution Agreement”), by and among Saratoga Investment Corp., a Maryland corporation (the “Company”), Saratoga Investments Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), Lucid Capital Markets, LLC (“Lucid”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Compass Point Research & Trading, LLC (“CPR”), and Raymond James & Associates, Inc. (“Raymond James,” together with Lucid, Ladenburg and CPR, the “Agents”).

WHEREAS, the Company, the Adviser, and the Agents desire to amend the Equity Distribution Agreement to update the reference to the term “Registration Statement” therein and to amend certain other terms therein.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

(a)	Effective as of the date hereof, all references to the “Registration Statement” in the Equity Distribution Agreement shall refer to the registration statement on Form N-2 (No. 333-292765).

(b)	Effective as of the date hereof, Section 5(iii) of the Equity Distribution Agreement is replaced in its entirety with the following:

The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Maryland. The Company has full power and authority to own its property and to conduct its business as described in the Prospectus and enter into this Agreement, and is in good standing and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business prospects or operations of the Company and the Subsidiaries (as defined below) taken as a whole (a “Company Material Adverse Effect” ). The Company owns (i) 100% of the equity interests in Saratoga Investment Funding II LLC (“SIF II”), (ii) 100% of the equity interests in Saratoga Investment Funding III LLC (“SIF III”), (iii) 100% of the limited partnership interests in Saratoga Investment Corp. SBIC LP II (“SBIC LP II”) and Saratoga Investment Corp. SBIC III LP (“SBIC III” and, together with SBIC LP II, the “SBIC Funds”), (iv) 100% of the equity interests in Saratoga Investment Corp. GP, LLC (“SAR GP”), and (v) 100% of the equity interests in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO” and together with SIF II, SIF III, SBIC LP II, SBIC III and SAR GP, the “Subsidiaries”). Other than the Subsidiaries, the Company has no consolidated subsidiaries for financial reporting purposes under U.S. generally accepted accounting principles, other than tax blocker corporations that hold equity interests in one or more portfolio companies and non-operational companies.

Each of the Company, the Adviser and the Agents by the execution of this Amendment, hereby consent to the amendments to the Equity Distribution Agreement contemplated herein. Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.

Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Adviser and the Agents.

Very truly yours,

SARATOGA INVESTMENT CORP.

By:	/s/ Henri Steenkamp
Name:	Henri Steenkamp
Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

SARATOGA INVESTMENT ADVISORS, LLC

By:	/s/ Christian L. Oberbeck
Name:	Christian L. Oberbeck
Title:	Managing Director

[Signature page to Amendment No 5 to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

LUCID CAPITAL MARKETS, LLC

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director

LADENBURG THALMANN & CO. INC.

By:	/s/ Dan Blood
Name:	Dan Blood
Title:	Co-Head of Investment Banking, Head of FIG

COMPASS POINT RESEARCH & TRADING, LLC

By:	/s/ Christopher Nealon
Name:	Christopher Nealon
Title:	President & Chief Operating Officer

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry Herman
Name:	Larry Herman
Title:	Managing Director

[Signature page to Amendment No 5 to Equity Distribution Agreement]